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                                                                    EXHIBIT 4.01



COMMON STOCK                                  COMMON STOCK

NUMBER                                           SHARES
ILO

                            [ELOQUENT(R), INC. LOGO]
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, NY OR RIDGEFIELD PARK, NJ       SEE REVERSE FOR CERTAIN DEFINITIONS
                                             CUSIP




THIS CERTIFIES THAT       is the record holder of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF
                                 ELOQUENT, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                     ELOQUENT, INC.
                                                       CORPORATE
                                                         SEAL
                                                    March 29, 1995
                                                       DELAWARE

         R. John Curson                             Abraham Kleinfeld
CHIEF FINANCIAL OFFICER AND SECRETARY      CHIEF EXECUTIVE OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
    TRANSFER AGENT AND REGISTRAR

BY


          AUTHORIZED SIGNATURE

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                                 ELOQUENT, INC.

         A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  --  as tenants in common
         TEN ENT  --  as tenants by the entireties
         JT TEN   --  as joint tenants with right of
                      survivorship and not as tenants
                      in common
        COM PROP  --  as community property


       UNIF GIFT MIN ACT  --  ............... Custodian ......................
                                   (Cust)                      (Minor)
                              under Uniform Gifts to Minors
                              Act ..............................................
                                                       (State)
       UNIF TRF MIN ACT   --  ............. Custodian (until age...............)
                                  (Cust)
                              .......................... under Uniform Transfers
                                        (Minor)
                              to Minors Act.....................................
                                                         (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                   ------------------------
        PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------
                                        X
                                         ---------------------------------------
                                        X
                                         ---------------------------------------
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  --------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.